SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Equity Fund
The following information replaces the fourth paragraph under the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the fund’s prospectus.
The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities. The fund may invest in shares of certain Chinese companies through various “stock connect” programs with local stock exchanges in China.
The following disclosure is added under the “MAIN RISKS” section within the “FUND DETAILS” section of the fund's prospectus:
Stock Connect risk. Investments in certain equity securities of companies based in the People’s Republic of China (“China” or the “PRC”) listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange may be made through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited or the China Securities Depository and Clearing Corporation Limited and the Hong Kong Securities Clearing Company Limited. Stock Connect is designed to facilitate foreign investment in Class A shares of certain Chinese companies (“China A-Shares”) by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quota limitations on purchases, and once the daily quota is reached the remaining orders for that day are rejected. The daily quota may restrict the fund’s ability to invest in certain China A-Shares on a timely basis, which could affect the fund’s performance. In addition, investing through Stock Connect subjects the fund to the risks of price fluctuations in China A-Shares on days when Stock Connect is not trading because it can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively new in China, untested and subject to change, which could pose risks to the fund. China A-Shares purchased through Stock Connect cannot be sold, purchased or otherwise transferred other than through Stock Connect which may limit the fund’s ability to trade on a timely basis. In addition, any changes to the rules of the program or to tax treatment of shares traded through Stock Connect could have an adverse impact on the fund’s returns.

Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-134